AMENDMENT NO. 2
                   DATED AS OF NOVEMBER 30, 1998

                               TO

                         CREDIT AGREEMENT
                    DATED AS OF JUNE 26, 1997


 This Amendment No. 2 dated as of November 30, 1998 (the "Amendment") is to the Credit Agreement dated as of June 26, 1997, as amended by the Amendment No. 1 thereto dated as of February 20, 1998 (as so amended, the "Credit Agreement"), among Owens Corning, the other Borrowers and Guarantors parties thereto, the Banks parties thereto and Credit Suisse First Boston, as Agent. Terms defined in the Credit Agreement have the same meanings when used in this Amendment.

Owens Corning, the other Loan Parties, the Banks, and the Agent hereby agree as follows:

     1. Restricted Payments. (a) Section 8.08(b) of the Agreement is hereby amended to delete the figure "$15,000,000" and to insert in lieu thereof the figure "$20,000,000".

          (b) Section 8.08 of the Agreement is hereby further amended to insert the word "and" prior to clause (e) thereof, to insert a period in lieu of the semi-colon at the end of clause (e) thereof and to delete clause
(f) thereof.

     2. Interest Coverage Ratio. Section 8.15 of the Agreement is hereby amended to read as follows:

               "Section 8.15  Interest Coverage Ratio.
          Commencing with the calendar quarter ending
          September 30, 1997, permit the ratio of
          Consolidated Adjusted EBITDA to
          Consolidated Interest Expense as of the
          last day of any calendar quarter to be less than the following respective amounts for the periods of four consecutive calendar quarters of the Company ending on the last day of the respective calendar quarters ending on the following dates (treating those four consecutive calendar quarters as a single period for the purpose of determining such ratio):

          Calendar Quarter Ending    Ratio

          March 31, 1998             2.5 to 1.0

          June 30, 1998 and          2.25 to 1.0
          September 30, 1998

          Each other March 31, June  3.0 to 1.0;
          30, September 30 and
          December 31

          provided, however, that from and after the occurrence of the National Settlement
          Program Effective Date and so long as the National Settlement Program shall be in full force and effect, for the purpose of calculating the above ratio, the definition of Consolidated Adjusted EBITDA shall be as follows:
               "Consolidated Adjusted EBITDA" means,
               for any period, (i) Consolidated EBITDA
               for such period, minus (ii) to the
               extent not deducted in the computation
               of EBIT for such period, the net after
               tax amount of the lesser of (A) the
               remainder (but not less than 0) of (I)
               actual cash payments made during such
               period with respect to claims arising
               out of the use of or exposure to
               asbestos products, minus (II) to the extent not added in the computation of EBIT for such period, the amount of actual cash payments (including under insurance policies) received during such period with respect to claims arising out of the use of or exposure to asbestos products, and (B) $200,000,000, in respect of each period of four
               consecutive calendar quarters ending
               September 30 and December 31, 1999,
               March 31, June 30, September 30 and
               December 31, 2000 and 2001 and March
               31, 2002, plus (iii) to the extent not
               added in the calculation of EBIT for
               such period and to the extent not
               subtracted pursuant to clause
               (ii)(A)(II) above, the net after tax
               amount of actual cash payments
               (including under insurance policies)
               received during such period with
               respect to claims arising out of the
               use of or exposure to asbestos
               products, minus (iv) to the extent not
               deducted in the computation of EBIT
               for such period, the amount of actual
               cash payments to the extent that such
               payments are charged against any
               reserves established by the Company
               and its Subsidiaries referred to in
               clause (iii) of the definition of
               Consolidated EBITDA, and minus (v) to
               the extent that (x) the remainder
               described in the preceding clause (ii)
               (A) exceeds, during any of the
               calendar years 1999, 2000 and 2001,
               $200,000,000 or, during the calendar
               year 2002, $100,000,000, and (y) the
               sum of such excess amounts exceeds
               $900,000,000, then from and including
               the calendar quarter in which such
               excess above $900,000,000 occurs and
               for the three succeeding calendar
               quarters and from and including each
               subsequent calendar quarter in which
               an increase in such excess occurs and
               for the three succeeding calendar
               quarters, the net after-tax amount
               corresponding to such excess above
               $900,000,000 and to each such increase
               in such excess."

     3. Leverage Ratio. Section 8.16 of the Agreement is hereby amended to add at the end of such Section the following:

          "; provided, however, that from and after the occurrence of the National Settlement
          Program Effective Date and so long as the National Settlement Program shall be in full force and effect, the Company shall not permit the Leverage Ratio to be greater than the following respective amounts at any time during the following respective periods:

               Period                        Leverage
          Ratio December 1, 1998 through        3.5  to 1.0
            December 31, 2001

          January 1, 2002 and thereafter        3.0  to 1.0

     4. Asbestos Claims Information. Section 9.01 of the Agreement is hereby amended to add thereto a new sub-
Section (f) as follows:

               "(f)  Asbestos Claims Information.
          (i) As soon as available and in any event within 60 days after the close of each calendar quarter of the Company, a certificate of the Company's General
          Counsel with respect to:

                    (A)  the total number of asbestos
                         related health claims
                         settled by the Company and
                         its Subsidiaries (other than
                         Fibreboard) during the
                         preceding calendar quarter;
                    (B)  the total amount of such
                         settlements during such
                         calendar quarter;
                    (C)  the total payments made in
                         respect of all asbestos
                         related health claims during
                         such calendar quarter;
                    (D)  the total number of new
                         asbestos related health
                         claims made against the
                         Company and its Subsidiaries
                         (other than Fibreboard)
                         during such calendar quarter
                         and the total number of such
                         new claims that are subject
                         to long-term agreements
                         between the Company and its
                         Subsidiaries (other than
                         Fibreboard) and the counsel
                         representing the persons
                         making such claims; and
                    (E)  the total number, as of the
                         end of such calendar
                         quarter, of outstanding
                         asbestos related health
                         claims against the Company
                         and its Subsidiaries (other
                         than Fibreboard) not subject
                         to signed settlement
                         agreements.
               (ii) In the event that the United
                    States Supreme Court (x) on or
                    before December 31, 1999, does
                    not affirm  the January 27, 1998
                    decision of the United States
                    Court of Appeals for the Fifth
                    Circuit approving the Global
                    Settlement (as defined in the
                    Quarterly Report on Form 10-Q by
                    the Company to the Securities and
                    Exchange Commission for the
                    quarter ended September 30,
                    1998), or (y) at any time
                    reverses such Fifth Circuit
                    decision or imposes conditions or
                    limitations on the Global
                    Settlement that materially reduce
                    the benefit thereof to
                    Fibreboard, then, as soon as
                    available and in any event within
                    60 days after the close of each
                    calendar quarter of the Company
                    ending on or after the earlier of
                    March 31, 2000 and the date of
                    the decision of such reversal or
                    imposing such conditions or
                    limitations, and until and unless
                    the United States Supreme Court
                    shall approve the Global
                    Settlement (without imposing such
                    conditions or limitations) or
                    affirm a lower court decision so
                    approving the Global Settlement,
                    a
                    certificate of the Company's
                    General Counsel with respect to:

                    (A)  the total number of asbestos
                         related health claims
                         settled by Fibreboard during
                         the preceding calendar
                         quarter;

                    (B)  the total amount of such
                         settlements during such
                         calendar quarter;

                    (C)  the total payments made in
                         respect of all asbestos
                         related health claims during
                         such calendar quarter;

                    (D)  the total number of new
                         asbestos related health
                         claims made against
                         Fibreboard during such
                         calendar quarter and the
                         total number of such new
                         claims that are subject to
                         long-term agreements between
                         Fibreboard and the counsel
                         representing the persons
                         making such claims; and

                    (E)  the total number, as of the
                         end of such calendar
                         quarter, of outstanding
                         asbestos related health
                         claims against Fibreboard
                         not subject to signed
                         settlement agreements.

    5. Definitions. The definitions in Section 15.01(a) of the Agreement are hereby amended as follows:

               "BA Margin"  means, at any time, the
          rate per annum equal to the sum of (i) the applicable Utilization Fee at such time, plus (ii) the rate per annum determined at such time based upon the S&P Rating and Moody's Rating at such time set forth under the relevant column heading below opposite such Investment Ratings:

                    Investment Rating        Rating Margin
      1. S&P Rating not lower than               0.40%
         BBB+ and Moody's Rating not
         lower than Baa1
      2. S&P Rating lower than BBB+               0.50%
         or Moody's Rating lower
         than Baa1, but S&P Rating
         not lower than BBB and
         Moody's Rating not lower
         than Baa2
      3. S&P Rating lower than BBB               0.625%
         or Moody's Rating lower
         than Baa2, but S&P Rating
         not lower than BBB- and
         Moody's Rating not lower
         than Baa3
      4. S&P Rating lower than BBB-
         1.00% or Moody's Rating lower
         than Baa3, but S&P Rating not
         lower than BB+ and Moody's Rating
         not lower than Ba1
      5. S&P Rating lower than BB+               1.25%
         or Moody's Rating lower
         than Ba1

               "COF Margin" means, at any time,
the rate per annum equal to the sum of (i) the applicable Utilization Fee at such time, plus
(ii) the rate per annum determined at such time based upon the S&P Rating and Moody's Rating at such time set forth under the relevant column heading below opposite such Investment Ratings:

         Investment Rating                     Rating Margin
      1. S&P Rating not lower than               0.40%
         BBB+ and Moody's Rating
         not lower than Baa1
      2. S&P Rating lower than                   0.50%
         BBB+ or Moody's Rating
         lower than Baa1, but S&P
         Rating not lower than BBB
         and Moody's Rating not lower
         than Baa2
      3. S&P Rating lower than BBB              0.625%
         or Moody's Rating lower
         than Baa2, but S&P Rating not lower
         than BBB- and Moody's Rating not lower
         than Baa3
      4. S&P Rating lower than BBB-              1.00%
         or Moody's Rating lower
         than Baa3, but S&P Rating not
         lower than BB+ and Moody's Rating
         not lower than Ba1
      5. S&P Rating lower than BB+               1.25%
         or Moody's Rating lower
         than Ba1

     "Eurocurrency Margin" means, at any time, the rate per annum equal to the sum of (i) the applicable
Utilization Fee at such time, plus (ii) the rate per annum determined at such time based upon the S&P
Rating and Moody's Rating at such time set forth under the relevant column heading below opposite such Investment Ratings:

          Investment Rating                  Rating Margin
   1. S&P Rating not lower than                  0.40%
      BBB+ and Moody's Rating
      not lower than Baa1
   2. S&P Rating lower than BBB+                 0.50%
      or Moody's Rating lower
      than Baa1, but S&P Rating not lower
      than BBB and Moody's Rating not lower
      than Baa2
   3. S&P Rating lower than BBB                 0.625%
      or Moody's Rating lower
      than Baa2, but S&P Rating not lower
      than BBB- and Moody's Rating not lower
      than Baa3
   4. S&P Rating lower than BBB-                1.00%
      or Moody's Rating lower
      than Baa3, but S&P Rating not lower
      than BB+ and Moody's Rating not lower
      than Ba1
   5. S&P Rating lower than BB+                 1.25%
      or Moody's Rating lower
      than Ba1

     "Facility Fee Rate" means, at any time, a rate per annum determined at such time based upon the Investment Ratings in effect by S&P and Moody's at such time set forth under the relevant column heading below opposite such Investment Ratings:

        Investment Rating                     Facility Fee
                                                 Rate
   1. S&P rating not lower than                  0.20%
      BBB+ and Moody's rating
      not lower than Baa1
   2. S&P rating lower than BBB+                 0.25%
      or Moody's rating lower
      than Baa1, but S&P rating not lower
      than BBB and Moody's rating not lower
      than Baa2
   3. S&P rating lower than BBB                  0.25%
      or Moody's rating lower
      than Baa2, but S&P rating not lower
      than BBB- and Moody's rating not lower
      than Baa3
   4. S&P rating lower than BBB-                 0.50%
      or Moody's rating lower
      than Baa3, but S&P rating not lower
      than BB+ and Moody's rating not lower
      than Ba1
   5. S&P rating lower than BB+                  0.50%
      or Moody's rating lower
      than Ba1

     "National Settlement Program" refers to the Company's program to enter into agreements with plaintiff's counsel representing individuals or entities who have made claims against the Company as of November 30, 1998 on the basis of asbestos-caused personal injury, provided that such agreements (a) include provisions which either finally settle or set forth an administrative mechanism for the subsequent resolution of any such claim without the need for a civil trial, (b) may not be revoked or canceled by such claimants or their counsel, (c) provide for payments by the Company with respect to such claims, net of applicable insurance proceeds, in an aggregate amount not to exceed $1,600,000,000, and (d) the number of claims subject to such agreements is not less than 150,000.

     "National Settlement Program Effective Date" means the date on which the Company has entered into the various agreements described as the National
Settlement Program.

     "Utilization Fee" means, at any time, a rate per annum equal to (i) if the aggregate principal amount of the Dollar Equivalent Amount of Loans, L/C
Participations and Canadian L/C Participations outstanding exceeds 50% of the amount of the Commitments at such time, (A) if the S&P Rating is higher than or equal to BBB- or the Moody's Rating is higher than or equal to Baa3, 0%, and (B) if the S&P
Rating is lower than BBB- and the Moody's Rating is lower than Baa3, 0%, or (ii) if the aggregate principal amount of the Dollar Equivalent Amount of Loans, L/C
Participations and Canadian L/C Participations outstanding does not exceed 50% of the amount of the Commitments at such time, 0%.

    6. Agreement Continues. Except as expressly amended hereby, the Agreement shall remain in full force and effect. Each reference to the "Agreement" in the Agreement and the other Loan Documents shall be deemed to be a reference to the Agreement as amended hereby. The amendments set forth herein shall not be deemed to be a consent to any other waiver or amendment in respect of the Agreement or any other Loan Document.

     7. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Banks and the Agent that:

          (a) it has full power, capacity, right and legal authority to execute, deliver and perform its obligations under this Amendment and the Agreement as amended hereby and has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment and the Agreement as amended hereby;

          (b) this Amendment and the Agreement as amended hereby constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally;

          (c) the representations and warranties contained in the Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof;

          (d) no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by it of this Amendment or the Agreement as amended hereby; and

          (e) as of the date hereof, there are pending against the Company approximately 196,000 asbestos related health claims of which:

               (i) approximately 150,000 of such claims are the subject of written agreements to settle between the Company and the claimants and/or their counsel;

              (ii)  approximately 20,000 of such claims are
                    subject to annual docket agreements;

             (iii) approximately 13,500 of such claims have been previously settled and are subject to binding agreements with respect to which all required payments have not yet been made; and

              (iv) approximately 4,500 of such claims are no longer being pursued actively.

    8. Amendment Fee. The Company hereby agrees to pay an amendment fee to each Bank that executes this Amendment and delivers, by fax, a signed copy of this Amendment to Winthrop, Stimson, Putnam & Roberts, Attention: William C.F. Kurz,
Counsel for the Agent, Fax number (212) 858-1500, at or prior to 12:00 Noon, New York City time, on Monday, November 30,
1998.  Such amendment fee shall be equal to 0.15% of such Bank's
Commitment.
     9. Effectiveness. This Amendment shall become effective upon (a) execution hereof by the Company and the Majority
Banks, and (b) payment by the Company to the Agent for the respective accounts of the Banks entitled thereto the amendment fees provided in the preceding Section 8 hereof.
     10. Governing Law. Pursuant to New York General Obligations Law Section 5-1401, this Amendment shall be governed by the law of the State of New York.
     11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     12. Entire Agreement. This Amendment embodies the entire agreement among the Company, each other Loan Party, the Banks and the Agent with respect to the subject matter hereof and supercedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers as of the day and year first written above.

                    OWENS CORNING


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         CREDIT SUISSE FIRST BOSTON,
                         as Agent and as a Bank
                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         ARAB BANK PLC


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         BANK OF AMERICA ILLINOIS

                         By:_________________________________
                            Name:
                            Title:
                         By:_________________________________
                            Name:
                            Title:

                         THE BANK OF NEW YORK


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         THE BANK OF NOVA SCOTIA


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         THE BANK OF TOKYO-MITSUBISHI, LTD.
                         CHICAGO BRANCH


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         BANQUE NATIONALE DE PARIS


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         BARCLAYS BANK PLC


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         CREDIT AGRICOLE INDOSUEZ


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         THE CHASE MANHATTAN BANK


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         CIBC, INC.


                         By:_________________________________
                            Name:
                            Title:

                         By:_________________________________
                            Name:
                            Title:


                        CITIBANK N.A.


                        By:_________________________________
                           Name:
                           Title:


                        By:_________________________________
                           Name:
                           Title:

                        COMPAGNIE FINANCIERE DE CIC ET DE
                        L'UNION EUROPEENNE
                        By:_________________________________
                           Name:
                           Title:
                        By:_________________________________
                           Name:
                           Title:

                        CREDIT COMMUNAL DE BELGIQUE S.A.


                        By:_________________________________
                           Name:
                           Title:


                        By:_________________________________
                           Name:
                           Title:

                        CREDIT LYONNAIS CHICAGO BRANCH


                        By:_________________________________
                           Name:
                           Title:


                        By:_________________________________
                           Name:
                           Title:

                        DAI-ICHI KANGYO BANK, LTD.
                        CHICAGO BRANCH


                        By:_________________________________
                           Name:
                           Title:


                        By:_________________________________
                           Name:
                           Title:

                        DRESDNER BANK AG
                        NEW YORK AND GRAND CAYMAN BRANCHES


                        By:_________________________________
                        Name:
                        Title:


                        By:_________________________________
                           Name:
                           Title:

                        THE FIRST NATIONAL BANK OF CHICAGO


                        By:_________________________________
                           Name:
                           Title:
                        By:_________________________________
                           Name:
                           Title:

                        FLEET NATIONAL BANK


                         By:_________________________________
                            Name:
                            Title:


                         By:_________________________________
                            Name:
                            Title:

                         THE FUJI BANK, LIMITED


                         By:_________________________________
                            Name:
                            Title:


                          By:_________________________________
                             Name:
                             Title:

                          GENERALE BANK NEW YORK BRANCH


                          By:_________________________________
                             Name:
                             Title:


                          By:_________________________________
                             Name:
                             Title:

                          THE INDUSTRIAL BANK OF JAPAN, LIMITED


                          By:_________________________________
                             Name:
                             Title:


                          By:_________________________________
                             Name:
                             Title:

                           ISTITUTO BANCARIO SAN PAOLO DI TORINO,
                           S.P.A., NEW YORK BRANCH
                          By:_________________________________
                             Name:
                             Title:


                          By:_________________________________
                             Name:
                             Title:

                          KEYBANK NATIONAL ASSOCIATION


                          By:_________________________________
                             Name:
                             Title:


                           By:_________________________________
                              Name:
                              Title:

                           KREDIETBANK N.V., GRAND CAYMAN BRANCH


                           By:_________________________________
                              Name:
                              Title:


                           By:_________________________________
                              Name:
                              Title:

                           THE LONG-TERM CREDIT BANK OF
                           JAPAN, LTD.


                           By:_________________________________
                              Name:
                              Title:

                           MELLON BANK, N.A.


                           By:_________________________________
                              Name:
                              Title:


                            By:_________________________________
                               Name:
                               Title:

                            MERCANTILE BANK N.A.


                            By:_________________________________
                               Name:
                               Title:


                            By:_________________________________
                               Name:
                               Title:

                            THE MITSUBISHI TRUST AND BANKING
                            CORPORATION, CHICAGO BRANCH


                            By:_________________________________
                               Name:
                               Title:


                            By:_________________________________
                               Name:
                               Title:

                            THE MITSUI TRUST AND BANKING COMPANY,
                            LIMITED, NEW YORK BRANCH


                             By:__________________________________
                                Name:
                                Title:

                             MORGAN GUARANTY TRUST COMPANY OF
                             NEW YORK


                             By:_________________________________
                                Name:
                                Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              NATIONSBANK, N.A.


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              THE NORTHERN TRUST COMPANY


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              ROYAL BANK OF CANADA


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              THE SAKURA BANK, LIMITED
                              NEW YORK BRANCH


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:


                              THE SANWA BANK, LIMITED,
                              CHICAGO BRANCH


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              SOCIETE GENERALE


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              STANDARD CHARTERED BANK


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              THE SUMITOMO BANK, LTD.


                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:
                              SUMITOMO BANK OF CALIFORNIA


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              THE SUMITOMO TRUST & BANKING
                              CO., LTD. NEW YORK BRANCH
                              By:_________________________________
                              Name:
                              Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              SUNTRUST BANK, ATLANTA


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              THE TORONTO DOMINION (TEXAS), INC.


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              WACHOVIA BANK OF GEORGIA


                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                             WELLS FARGO BANK (TEXAS),
                             NATIONAL ASSOCIATION


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                             WESTDEUTSCHE LANDESBANK GIROZENTRALE
                             NEW YORK BRANCH


                             By:_________________________________
                             Name:
                             Title:


                             By:_________________________________
                                Name:
                                Title:

                             BANK OF TOKYO-MITSUBISHI (CANADA)


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:


                             FIRST CHICAGO NBD BANK CANADA


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                             THE BANK OF NOVA SCOTIA


                             By:_________________________________
                             Name:
                             Title:


                             By:_________________________________
                                Name:
                                Title:

                             THE CHASE MANHATTAN BANK OF CANADA


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                             CREDIT SUISSE FIRST BOSTON CANADA


                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                             MELLON BANK CANADA


                             By:_________________________________
                                Name:
                                Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              ROYAL BANK OF CANADA


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              SOCIETE GENERALE (CANADA)


                              By:_________________________________
                                 Name:
                                 Title:


                              By:_________________________________
                                 Name:
                                 Title:

                              EUROPEAN OWENS-CORNING FIBERGLAS S.A.


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                                 N.V. OWENS-CORNING S.A.


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              OWENS-CORNING CANADA INC.


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              OWENS-CORNING UK HOLDINGS LTD.


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              SIERRA CORP.


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              FALCON FOAM CORPORATION,
                              as Guarantor


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              IPM INC.,
                              as Guarantor


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                              OWENS-CORNING FIBERGLAS SWEDEN INC.,
                              as Guarantor


                              By:_________________________________
                                 Name: Michael I. Miller
                                 Title: Authorized Signatory

                             OWENS-CORNING FIBERGLAS TECHNOLOGY
                             INC., as Guarantor


                             By:_________________________________
                                Name: Michael I. Miller
                                Title: Authorized Signatory
                                SOLTECH, INC.,
                                as Guarantor


                             By:_________________________________
                                Name: Michael I. Miller
                                Title: Authorized Signatory

                             OWENS-CORNING FIBERGLAS (U.K.) LTD.


                             By___________________________
                               Michael I. Miller
                               Authorized Signatory

                             OWENS-CORNING BUILDING PRODUCTS
                             (U.K.) LTD.


                             By___________________________
                               Michael I. Miller
                               Authorized Signatory


                             OWENS CORNING POLYFOAM UK LTD.


                             By___________________________
                               Michael I. Miller
                               Authorized Signatory

                             OWENS-CORNING ISOLATION FRANCE S.A.


                             By___________________________
                               Michael I. Miller
                               Authorized Signatory